                                                          Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.



                                          ARTHUR ANDERSEN LLP




Las Vegas, Nevada
November 20, 1996




                                       20